                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------

                                    FORM 8-K
                                 Current Report
                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934





Date of Report (Date of earliest event reported):        May 27, 2004
                                                      ------------------------



                        KEYCORP STUDENT LOAN TRUST 2002-A
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



      Delaware                                                  333-62624-03                                 73-1636567
----------------------------------------------               ------------------------          ------------------------------------
(State or Other Jurisdiction of Incorporation)               (Commission File Number)          (I.R.S. Employer Identification No.)





 c/o Key Bank USA, National Association, as Administrator, 800 Superior Avenue,
                   Attn: Jeneen Sloan, Cleveland, Ohio 44114
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code:      (216) 828-9367
                                                         -----------------------





                             Exhibit Index on Page 4



                                Page 1 of 8 pages

Item 5. OTHER EVENTS

On May 27, 2004, the KeyCorp Student Loan Trust 2002-A (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Notes and distributed the Noteholder's Statement, filed herewith as Exhibit to this Form 8-K, to Noteholders of record.

In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Noteholder's Statement reflecting the Trust's activities for the period ending April 30, 2004, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.

Item 7. EXHIBIT

Exhibit 99(a) - Noteholder's Statement

                                Page 2 of 8 pages

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2004




                  KeyCorp Student Loan Trust 2002-A


                  By:      KeyBank USA, National Association, as Administrator



                  By:                 /s/ DARLENE H. DIMITRIJEVS, CPA
                           ----------------------------------------------------
                                      Darlene H. Dimitrijevs, CPA
                                      Senior Vice President












                                Page 3 of 8 pages

                                  EXHIBIT INDEX

Exhibit

99(a)    Noteholder's Statement                             5




















                                Page 4 of 8 pages